UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2017

MOOG INC.
(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

East Aurora, New York	14052-0018
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (716) 652-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 9.01	Financial Statements and Exhibits.

SIGNATURE
EXHIBIT INDEX
EX-10.1

Item 1.01 Entry into a Material Definitive Agreement.

On October 23, 2017, Moog Inc. (the “Company”) and Moog Receivables LLC, a wholly owned bankruptcy remote special purpose subsidiary of the Company (the “Receivables Subsidiary”) entered into the Ninth Amendment to the Receivables Purchase Agreement, dated October 23, 2017, by and among the Company, as servicer, the Receivables Subsidiary, as seller and PNC Bank, National Association, as issuer and administrator (the “Ninth Amendment to the Receivables Purchase Agreement”).

The Ninth Amendment to the Receivables Purchase Agreement amends the Receivables Purchase Agreement dated as of March 5, 2012, as amended. Among other matters, this amendment increases the borrowing capacity from $120 million to $130 million, extends the maturity of the facility to October 23, 2019 and modifies the Program Fee pricing level.

The above description does not purport to be complete and is qualified in its entirety by reference to the Ninth Amendment to the Receivables Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 is incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Ninth Amendment to the Receivables Purchase Agreement, by and among Moog Receivables LLC, as Seller, Moog Inc., as Servicer and PNC Bank, National Association, as Issuer and Administrator.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated:	October 26, 2017	By:	/s/ Jennifer Walter
		Name:	Jennifer Walter
Controller

EXHIBIT INDEX

Exhibit	Description
10.1	Ninth Amendment to the Receivables Purchase Agreement, by and among Moog Receivables LLC, as Seller, Moog Inc., as Servicer and PNC Bank, National Association, as Issuer and Administrator.